============================================================================
                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 15, 1998



                            STEWART ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

             LOUISIANA                0-19508                72-0693290
   (State or other jurisdiction     (Commission           (I.R.S. Employer
         of incorporation)          File Number)         Identification No.)



                         110 VETERANS MEMORIAL BOULEVARD
                           METAIRIE, LOUISIANA  70005
               (Address of principal executive offices) (Zip Code)



                                 (504) 837-5880
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

 =============================================================================

ITEM 5.  OTHER EVENTS

      On December 15, 1998 the Company issued the following press release.


CONTACT:  Kenneth C. Budde
          Stewart Enterprises, Inc.
          110 Veterans Memorial Boulevard
          Metairie, Louisiana 70005
          504/837-5880

                                                       FOR IMMEDIATE RELEASE

STEWART ENTERPRISES REPORTS FOURTH QUARTER AND YEAR-END RESULTS - FISCAL YEAR 1998 EARNINGS INCREASE 32 PERCENT, EARNINGS PER SHARE INCREASE 21 PERCENT, REVENUES INCREASE 22 PERCENT


Metairie,  Louisiana,  December  15,  1998.  .  .  Stewart Enterprises, Inc.

(Nasdaq  NMS:  STEI)  today  announced  significant increases  in  revenues,

earnings and earnings per share for the fiscal  year  ended October 31, 1998 compared  to  fiscal  year  1997.  Revenues increased 22 percent  to  $648.4 million from $532.6 million,  earnings increased 32 percent to $92.2 million from $69.7 million, and diluted  earnings  per share increased 21 percent to

$.94  from  $.78, before giving effect to the  $50.3  million  or  $.51  per diluted share, after-tax, previously announced non-recurring, non-cash stock option charge  recorded  during  the second quarter of fiscal year 1998, and before the $2.3 million, or $.03 per  diluted  share,  after-tax, charge for the  cumulative  effect of the change in accounting principles  recorded  in

fiscal year 1997.   Including  the  effect  of  the stock option charge, the

Company  reported  earnings of $41.9 million, or $.43  per  share,  for  the fiscal year.



Fiscal year 1998 earnings  per  share  reflect  a 10 percent increase in the weighted average number of diluted shares outstanding,  from 89.7 million to

98.4  million, and a 10 percent increase in the weighted average  number  of basic shares outstanding, from 88.8 million to 97.7 million, due principally

to the  Company's  June  1997  equity  offering.   All  share  and per-share

information  reflects the Company's two-for-one stock split effective  April

24, 1998.



For the fourth  quarter  of  1998  compared  to  the fourth quarter of 1997,

revenues  increased  23  percent  to  $175.4  million from  $142.2  million.

Earnings  increased  18 percent to $21.7 million  from  $18.4  million,  and earnings per share increased 16 percent to $.22 from $.19.



Joseph P. Henican, III,  Chief  Executive  Officer,  commented, "Fiscal year

1998 has been a very exciting year for Stewart Enterprises.   Once again, we

have achieved 20+% increases in revenue, gross profit, earnings  and diluted earnings  per  share  (excluding the performance-based stock option charge).

We generated revenues of  approximately  $650  million, two and a half times the amount recorded just five years ago and posted a 21% increase in diluted

EPS  growth  over fiscal year 1997 levels.  Furthermore,  we  achieved  this solid performance  during the largest year for acquisitions in our Company's history.  As of October  31,  1998, we owned ten times as many properties as we owned when we went public in 1991."



Mr. Henican added, "An important  part  of Stewart's business strategy is to pursue  acquisitions that management and our  Board  of  Directors  believe,

after careful  analysis,  will  enhance  shareholder  value.  Because of the sensitivity  of  acquisition  negotiations,  it  has been our  long-standing policy  not to comment on potential acquisition transactions  or  rumors  of

potential  transactions.   However,  there have been persistent rumors about

our possible interest in a transaction  with The Loewen Group, Inc., perhaps fueled by a Canadian press report in early October that Loewen had confirmed

that Stewart had expressed such an interest.   In  view  of that report, the

continuing  speculation  and the number of questions we have  received  from shareholders and analysts,  we have concluded that we should make a one-time exception to our acquisition  disclosure policy by reporting that Stewart is

not currently considering a transaction  with  Loewen.   Consistent with our

acquisition disclosure policy, we do not plan to make any  further  comments on this topic, and we undertake no obligation to update this statement."



Mr. Henican went on to state, "In April of 1998, we completed a $200 million offering of 6.40% Remarketable or Redeemable Securities (ROARS), effected  a two-for-one  stock split, and achieved the stock price performance objective for the performance-based  stock  options  awarded  under our 1995 Incentive

Compensation  Plan.  To ensure that management's interests  continue  to  be aligned with those  of our shareholders, the Company has granted new options under the 1995 Incentive Compensation Plan to purchase 3.6 million shares of

Class A Common Stock  with performance criteria similar to those in previous option grants.  Each of these accomplishments demonstrates our commitment to the principles of quality,  service  and  value,  with  the ultimate goal of enhancing  shareholder  value.  As we approach the next millennium,  we  are confident that Stewart Enterprises will uphold its reputation as an industry leader and a premier death care provider."



William E. Rowe, President  and  Chief Operating Officer, commented, "We are pleased with the strong financial  results  we  have  achieved  through  the disciplined and balanced manner in which we have grown the Company.  For the year,  our  gross  margin  increased  70  basis  points,  to  30.2%, and our operating  margin  (excluding the stock option charge) increased  110  basis points, to 27.7%, from  29.5%  and  26.6%, respectively, reported for fiscal year 1997.  These results were accomplished  through ongoing improvements in our core businesses and contributions from recent acquisitions."



Mr. Rowe continued, "In addition, we are proud to share with you the results

of  our  corporate  development efforts in fiscal  year  1998.   We  entered

several countries and  states,  acquiring  162  businesses  for an aggregate purchase price of approximately $266 million.  These businesses are expected to generate annualized revenues of approximately $109 million and serve over

38,000 families worldwide."



"We increased our presence domestically by entering the states  of Illinois,

Nevada, New York and Iowa, bringing the total number of states in  which  we

operate  to  28.   We  entered  South  America  by acquiring the two largest

independent funeral firms in Argentina, both of which  are located in Buenos

Aires.   Buenos  Aires is now the Company's second largest  market  with  31 funeral homes and two cemeteries serving nearly 13,000 families a year."



 "We expanded our  European  operations  with entrance into the Netherlands,

France  and  Belgium  with  the  acquisition  of   46  properties,  and  the

acquisition  of  an  additional 17 properties in Spain  and  Portugal.   Our

operations  in Europe now  include  81  businesses  and  serve  over  18,500

families on that  continent.   To  meet  the  needs  of our growing European

operations   and  to  enable  us  to  take  advantage  of  other   long-term

opportunities  in  Europe,  we  have  made  key  executive  appointments and established our European headquarters in Amsterdam, Holland."



"During the fourth quarter, we acquired the San Diego Cemetery  Association,

a  firm  of  seven  funeral  homes  and  two cemeteries, including two large combination operations, all of which serve  nearly  4,300 families annually.

Together  with  our  Telophase Society Cremation Centers,  these  facilities provide families with  the  widest selection of funeral and cemetery options in the San Diego market."



Mr. Rowe added, "We have continued  to  grow  the  Company through alliances with  third  parties.  During  the fourth quarter, we signed  agreements  to construct and operate three additional funeral homes on land leased from the

Archdiocese of Los Angeles, bringing the total number of funeral homes to be

built for the Archdiocese to nine.   We  also  signed  an agreement with the

Wyuka Cemetery Board of Trustees to manage cemetery sales  and  to construct and  operate  a  funeral  home  on  the  grounds of the cemetery located  in

Lincoln, Nebraska."



Founded  in  1910,  Stewart Enterprises is the  third  largest  provider  of products and services in the death care industry in North America, currently owning and operating  564 funeral homes and 143 cemeteries in North America,

South America, Europe and the Pacific Rim.



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Statements made herein  that  are  not  historical  facts  are  forward-looking
statements.   The  Company's  actual  results  could differ materially  due  to several important factors including the following:  the  Company's  ability  to sustain recent levels of acquisition activity and enter new markets; the economy, death rate and competition in the Company's markets; financial market conditions, including stock and bond prices and interest rates; the Company's ability to achieve economies of scale and manage growth; and the performance of
acquired  businesses.   Such  factors, and others, are more fully described  in
Item 5 of the Company's Form 10-Q for the quarter ended July 31, 1998. The Company assumes no obligation to update information contained herein.
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                                    ###


               STEWART ENTERPRISES, INC. AND SUBSIDIARIES

                  CONSOLIDATED STATEMENTS OF EARNINGS
            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                              THREE MONTHS ENDED OCTOBER 31,
                                             -------------------------------

                                                   1998             1997
Revenues:                                         ------           ------
     Funeral                                    $ 103,864       $  80,110
     Cemetery                                      71,526          62,096
                                                ---------       ---------
          Total revenues                          175,390         142,206
                                                ---------       ---------
Costs and expenses:
     Funeral                                       74,408          56,080
     Cemetery                                      51,992          44,617
                                                ---------       ---------
          Total costs and expenses                126,400         100,697
                                                ---------       ---------
     Gross profit                                  48,990          41,509
Corporate general and administrative expenses       4,314           4,943
                                                ---------       ---------
     Operating earnings                            44,676          36,566
Interest expense                                  (12,485)         (8,866)
Investment and other income                         1,611             416
                                                ---------       ---------
     Earnings before income taxes                  33,802          28,116
Income taxes                                       12,124           9,700
                                                ---------       ---------
     Net earnings                              $   21,678      $   18,416
                                               ==========      ==========

Earnings per share:
     Basic                                     $    0.22       $     0.19(a)
                                               =========       ==========
     Diluted                                   $    0.22       $     0.19(a)
                                               =========       ==========

Weighted average shares outstanding (in thousands):
     Basic                                        98,026           97,288(a)
                                               =========       ==========
     Diluted                                      98,674           98,036(a)
                                               =========       ==========

Dividends per share                            $    0.02       $     0.01(a)
                                               =========       ==========

    (a) Restated to reflect the Company's two-for-one stock split effective April 24, 1998.


               STEWART ENTERPRISES, INC. AND SUBSIDIARIES

                  CONSOLIDATED STATEMENTS OF EARNINGS
            (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                 YEAR ENDED OCTOBER 31,
                                                -----------------------


                                                   1998           1997
Revenues:                                          ----           ----
     Funeral                                   $  379,095      $ 291,649
     Cemetery                                     269,270        240,937
                                               ----------      ---------
          Total revenues                          648,365        532,586
                                               ----------      ---------
Costs and expenses:
     Funeral                                      260,669        202,414
     Cemetery                                     191,712        173,000
                                               ----------      ---------
          Total costs and expenses                452,381        375,414
                                               ----------      ---------
     Gross profit                                 195,984        157,172
Corporate general and administrative expense       16,621         15,402
                                               ----------      ---------
     Operating earnings before performance-
            based stock options                   179,363        141,770
Performance-based stock options                    76,762              0
                                               ----------      ---------
     Operating earnings                           102,601        141,770
Interest expense                                  (43,821)       (38,031)
Investment and other income                         6,184          2,738
                                               ----------      ---------
     Earnings before income taxes and
           cumulative effect of change in
           accounting principles                   64,964        106,477
Income taxes                                       23,062         36,735
                                               ----------      ---------
     Earnings before cumulative effect of
           change in accounting principles         41,902         69,742
Cumulative effect of change in accounting
  principles, net of a $2,230 income tax benefit       --         (2,324)
                                               ----------      ---------
     Net earnings                              $   41,902      $  67,418
                                               ==========      =========

Basic earnings per share:
     Earnings before cumulative effect of
           change in accounting principles     $     0.43      $    0.79 (a)
     Cumulative effect of change in
           accounting principles                       --          (0.03)(a)
                                               ----------      ---------
     Net earnings                              $     0.43      $    0.76 (a)
                                               ==========      =========

Diluted earnings per share:
     Earnings before cumulative effect of
           change in accounting principles     $     0.43      $      0.78 (a)
     Cumulative effect of change in
           accounting principles                       --      $     (0.03)(a)
                                               ----------      -----------
     Net earnings                               $    0.43      $      0.75 (a)
                                               ==========      ===========

Weighted average shares outstanding (in thousands):
     Basic                                         97,691           88,778 (a)
                                               ==========      ===========
     Diluted                                       98,444           89,675 (a)
                                               ==========      ===========

Dividends per common share                      $    0.06      $      0.04 (a)
                                               ==========      ===========


    (a) Restated to reflect the Company's two-for-one stock split effective April 24, 1998.

                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          STEWART ENTERPRISES, INC.




December 17, 1998                         /s/   KENNETH C. BUDDE
                                          -------------------------
                                                Kenneth C. Budde
                                                Executive Vice President
                                                President-Corporate Division
                                                Chief Financial Officer